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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   September 13, 2000
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                      GaSonics International Corporation
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            (Exact name of registrant as specified in its charter)

          Delaware                       0-23372                94-2159729
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

2730 Junction Avenue, San Jose, California                          95134
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (408) 570-7000
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.


          On September 13, 2000, pursuant to a Merger Agreement, dated as of August 30, 2000, by and among GaSonics International Corporation (the "Company" or "GaSonics"), GPT Acquisition Corp., a California corporation and wholly owned subsidiary of the Company ("GPT") and Gamma Precision Technology, Inc., a California corporation ("Gamma"), GPT merged with and into Gamma, and Gamma became a wholly-owned subsidiary of the Company (the "Merger"). Gamma designs and sells high throughput photoresist removal systems and GaSonics intends to continue such activities.

          In accordance with the Merger Agreement, each share of Gamma capital stock issued and outstanding immediately prior to the consummation of the Merger, including, without limitation, the common stock, Series A preferred stock and Series B preferred stock of Gamma (collectively, the "Gamma Capital Stock") was converted into the right to receive .0196107 shares of GaSonics common stock plus cash in the amount of $0.6459393 per share of Gamma Capital Stock, with the Company issuing 655,577 shares of its common stock and paying to the holders of Gamma Capital Stock approximately $21,500,000 in cash. The source of the funds for the cash portion of the merger consideration was from GaSonics' working capital. In addition, in connection with the Merger, the Company assumed Gamma's outstanding stock options representing the right to acquire 64,786 shares of GaSonics common stock. The transaction is fully taxable, and will be accounted for using the purchase method of accounting. After giving effect to the issuance of the shares under the Merger Agreement, GaSonics will have approximately 17,468,577 shares of common stock outstanding, not including shares reserved for issuance upon exercise of assumed options. No material relationships existed between GaSonics and any person affiliated with Gamma that are required to be identified in this report. The financial statements for Gamma required by Form 8-K are not included with this initial report, but will be filed by amendment within sixty days of the date of the filing of this initial report.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          2.1 Merger Agreement, dated as of August 30, 2000, by and among GaSonics International Corporation, GPT Acquisition Corp. and Gamma Precision Technology, Inc.

         99.1  Press Release dated September 14, 2000.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      GASONICS INTERNATIONAL CORPORATION
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                                                 (Registrant)

   September 27, 2000          /s/ Rammy Rasmussen
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          Date                 Rammy Rasmussen
                               Secretary
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                                 EXHIBIT INDEX

 Exhibit                               Description

   2.1 Merger Agreement, dated as of August 30, 2000, by and among GaSonics International Corporation, GPT Acquisition Corp. and Gamma Precision Technology, Inc.

  99.1     Press Release dated September 14, 2000.